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                     Supplement Dated March 2, 2001 to the
                     Prospectus Dated October 9, 2000 for
                         THE ENDEAVOR VARIABLE ANNUITY
              A Flexible Premium Deferred Variable Annuity Policy
                                   Issued by
                       AUSA Life Insurance Company, Inc.
                                    And its
                    AUSA Endeavor Variable Annuity Account

This supplement provides additional information to the information in the October 9, 2000 prospectus. Please read it carefully and keep it with your October 9, 2000 prospectus for future reference.


An owner of certain fixed life insurance policies and certificates issued by us and certain of our affiliates (the "Companies") may be entitled to purchase The Endeavor Variable Annuity in connection with the settlement of litigation against the Companies and under the terms of the settlement agreement. We call The Endeavor Variable Annuity policy that is purchased under these terms an "Enhanced Value Annuity Policy."

Bankers United Life Assurance Company, one of the Companies, will issue a premium voucher credit to each qualified applicant ("you") in the amount determined under the terms of the settlement agreement. You may apply the premium voucher credit toward the purchase of an Enhanced Value Annuity Policy. In order to receive the benefit of the premium voucher credit, you must submit the premium voucher to us no later than the policy date of the Enhanced Value Annuity Policy. We will credit the premium voucher credit to your Enhanced Value Annuity Policy on the policy date, and we will allocate the amount of the premium voucher credit in accordance with your premium allocation schedule, unless you instruct us otherwise.

The premium voucher credit expires five years after the date it is issued. The premium voucher credit may be transferred to a person or entity in your immediate family (generally, your spouse, child, stepchild or parent) or any person in whom you have an insurable interest. The premium voucher credit may not be redeemed for cash. And premium voucher credits may not be aggregated; only one voucher may be applied toward the premium of a single Enhanced Value Annuity Policy.

The premium voucher credit will vest immediately, become part of the Enhanced Value Annuity Policy's cash value, and is not subject to refund or revocation by us.

Premiums paid for the Enhanced Value Annuity Policy, other than the premium paid using the premium voucher credit, must be paid from a source other than a surrender of, policy loan against, or withdrawal of values from, an existing insurance product issued by any of the Companies. No money from a tax-qualified plan or product will be accepted as payment for the Enhanced Value Annuity Policy, and the Enhanced Value Annuity Policy cannot be issued on a tax-qualified basis.

If you are a person who may be entitled to purchase an Enhanced Value Annuity Policy under the terms of the settlement agreement, you should call the Bankers United Class Action Information line at 800-572-0153 for additional information.

This supplement does not provide tax advice. Purchasing an Enhanced Value Annuity Policy may have tax consequences. You should consult with your tax adviser prior to purchasing an Enhanced Value Annuity Policy.